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                                                                   EXHIBIT 10.18

                          LOAN MODIFICATION AGREEMENT

     This Loan Modification Agreement is entered into as of October 10, 1997, by and between Vitesse Semiconductor Corporation ("Borrower") and Silicon Valley Bank ("Silicon").

1.   DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be
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owing by Borrower to Silicon, Borrower is indebted to Silicon pursuant to, among other documents, a Loan and Security Agreement dated May 8, 1991, as may be amended, together with all Schedules thereto (the "Loan Agreement"). The Loan Agreement provides for, among other things a Credit Limit in the amount of Twelve Million Five Hundred Thousand and 00/100 Dollars ($12,500,000.00).
Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Silicon shall be referred to as the "Indebtedness". Hereinafter, other documents evidencing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.   DESCRIPTION OF CHANGE IN TERMS.
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     A.      MODIFICATION(S) TO LOAN AGREEMENT.
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             1. The following paragraph is hereby incorporated into the Loan
Agreement:

                DIRECT DEPOSIT RESERVE. A maximum of $247,500.00 (the "Direct
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                Deposit Reserve") shall be reserved under Borrower's Credit
                Limit for the purpose of supporting daylight overdrafts, from time to time, created by the issuance of checks or other debits in connection with the direct deposit of payroll for Vitesse Manufacturing & Development Corporation in the amount of $90,000.00 and Vitesse Semiconductor Sales Corp, in the amount of $157,500.00, Borrower's subsidiaries. In the event an overdraft remains uncured as result of such direct deposit activities, Borrower agrees that in such amounts shall become Borrower's Obligations under Borrower's line of credit facility and shall bear interest at the interest rate thereon until paid in full. Such Direct Deposit Reserve shall at all times be reserved under Borrower's Credit Limit.

4.   CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever
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necessary to reflect the changes described above.

5.   NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing
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below) agrees that it has no defenses against the obligations to pay any amounts under the Indebtedness.

6.   CONTINUING VALIDITY. Borrower (and each guarantor and pledgor signing
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below) understands and agrees that in modifying the existing Indebtedness,
Silicon is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Silicon's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Silicon to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Silicon and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Silicon in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

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This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                       SILICON:

VITESSE SEMICONDUCTOR CORPORATION               SILICON VALLEY BANK


By: /s/ Eugene Hovanec                          By:_____________________________
   ---------------------------
Name:   Eugene Hovanec                          Name:___________________________
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Title:  Vice President                          Title:__________________________
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Acknowledged and agreed:


VITESSE MANUFACTURING
& DEVELOPMENT CORPORATION


By: /s/ Eugene Hovanec
   -----------------------------
Name:   Eugene Hovanec
     ---------------------------
Title:  Secretary
      --------------------------



VITESSE SEMICONDUCTOR SALES CORP.

By: /s/ Eugene Hovanec
   -----------------------------
Name:   Eugene Hovanec
     ---------------------------
Title:  Secretary
      --------------------------

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